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                                   CONSENT OF
                                 FOLEY & LARDNER






         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 7 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Separate Account A (File No. 333-50879).


                                       /s/    Foley & Lardner
                                              FOLEY & LARDNER

Washington, D.C.
April 18, 2001